UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 9, 2023 (August 3, 2023)

TWIN DISC, INCORPORATED

(Exact name of registrant as specified in its charter)

Wisconsin	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 East Erie Street, Suite 400         Milwaukee, Wisconsin 53202

(Address of principal executive offices)

Registrant's telephone number, including area code:         (262) 638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	TWIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SALARY AND INCENTIVE COMPENSATION

At its meeting on August 3, 2023, the Compensation and Human Capital Committee of Board (the “Committee”) (i) approved the base salaries of, and (ii) approved the targets for fiscal 2024 bonuses for, the Company’s principal executive officer and principal financial officer, who are the “named executive officers” of the Company (as used in Instruction 4 to Item 5.02 of Form 8-K). The base salaries and target bonuses for such named executive officers were set as follows:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

John H. Batten
President and
Chief Executive Officer	$684,684	85%

Jeffrey S. Knutson	$403,239	55%
Vice President – Finance,
Chief Financial Officer,
Treasurer, and Secretary

The above base salaries represent an increase of 4.5% for Messrs. Batten and Knutson, which increases are effective the first pay period that includes October 1, 2023.

In each case, the target incentive bonus is based on the FY 2023 Corporate Incentive Plan (“CIP”), which the Committee adopted and approved on August 3, 2023. The CIP establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: (i) net sales (20%); EBITDA as a percentage of net sales (40%); inventory as a percentage of net sales (20%); corporate growth (5%); European consolidation (5%); and individual performance (10%). In no event will an incentive payment under the CIP exceed 200% of the target. An incentive payment to a named executive officer under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer (except that an increase or decrease of the CIP payment to the CEO shall be at the discretion of the Committee).

On August 3, 2023, the Committee also awarded restricted stock grants to its named executive officers under the Twin Disc, Incorporated 2021 Long-Term Incentive Compensation Plan (the “2021 LTI Plan”).  A total of 32,933 shares of restricted stock were granted to Mr. Batten, and a total of 16,170 shares of restricted stock were granted to Mr. Knutson.  The restricted stock will vest in three years, provided the named executive officer remains employed as of such vesting date. A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On August 3, 2023, the Committee also awarded performance stock awards to its named executive officers under the 2021 LTI Plan. A target number of 49,399 shares of performance stock were granted to Mr. Batten, and a target number of 24,255 shares of performance stock were awarded to Mr. Knutson. The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2026: (i) average return on invested capital (also known as return on total capital) (50%), and (ii) cumulative EBITDA (50%). With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period. If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%. If the Company obtains the threshold for that performance objective, the percentage shall be 50%. If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 200%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective. The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 147,308. A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On August 3, 2023, the Committee approved an amendment (the “Amendment”) to the August 3, 2002 Restricted Stock Unit award agreement with Mr. Batten. Under the original agreement, the restricted stock units awarded to Mr. Batten would vest three years from the grant date, provided Mr. Batten remained employed with the Company as of such date, and further provided that the Company meets certain performance objectives for the three-year period ending June 30, 2025. Under the Amendment, the service-based vesting period will end June 30, 2025, rather than three years from the grant date. This will result in the awards vesting, if at all, in the Company’s 2025 fiscal year, rather than in the 2026 fiscal year, and will align the reporting of performance-based pay in the Company’s pay versus performance disclosures with the fiscal year in which the performance period ends. A copy of the Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements. Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise. Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Restricted Stock Grant Agreement for restricted stock grants on August 3, 2023
10.2	Form of Performance Stock Award Grant Agreement for performance stock grants on August 3, 2023
10.3	August 3, 2023 Amendment to Restricted Stock Unit Grant Agreement for restricted stock unit grants on August 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2023	Twin Disc, Incorporated

_/s/ Jeffrey S. Knutson
Jeffrey S. Knutson
Vice President-Finance, Chief Financial Officer, Treasurer & Secretary